UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2023

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

March 2023 Ionic SPA & 12% Convertible Note

On March 8, 2023, Simplicity Esports and Gaming Company (the “Company”) entered into a securities purchase agreement (the “March 2023 Ionic SPA”), dated as of March 8, 2023, with Ionic Ventures, LLC (“Ionic”), pursuant to which the Company issued a 12% convertible promissory note to Ionic (the “March 2023 Ionic Note”) with a maturity date of July 8, 2023, in the principal sum of $16,500.

Pursuant to the terms of the March 2023 Ionic Note, the Company agreed to pay to Ionic $16,500 and to pay interest on the principal balance at the rate of 12% per annum. The March 2023 Ionic Note carries an original issue discount of $1,500. Accordingly, Ionic paid the purchase price of $15,000 in exchange for the March 2023 Ionic Note. The Company intends to use the proceeds for working capital. Ionic may convert the March 2023 Ionic Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the March 2023 Ionic Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by Ionic upon, at the election of Ionic, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.0175 per share, as the same may be adjusted as provided in the March 2023 Ionic Note.

The Company may prepay the March 2023 Ionic Note in accordance with the terms of the March 2023 Ionic Note, with the understanding that $660 of interest under the March 2023 Ionic Note is guaranteed and earned in full as of March 8, 2023. The March 2023 Ionic Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the March 2023 Ionic SPA or the March 2023 Ionic Note.

Upon the occurrence of any Event of Default (as defined in the March 2023 Ionic Note), which has not been cured within the time prescribed in the respective March 2023 Ionic Note, the March Ionic 2023 Note shall become immediately due and payable and the Company shall pay to the holder thereof, in full satisfaction of its obligations thereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

The March 2023 Ionic SPA contains certain scrivener’s errors referencing a warrant although the parties to the March 2023 Ionic SPA did not contemplate the issuance of a warrant in this transaction. The Company is in the process of preparing an amendment to the March 2023 Ionic SPA to remove the inadvertent references to a warrant.

March 2023 FirstFire SPA & 12% Convertible Note

On March 8, 2023, the Company entered into a securities purchase agreement (the “March 2023 FirstFire SPA”), dated as of March 8, 2023, with FirstFire Global Opportunities Fund LLC (“FirstFire”), pursuant to which the Company issued a 12% convertible promissory note to FirstFire (the “March 2023 FirstFire Note”) with a maturity date of July 8, 2023, in the principal sum of $16,500.

Pursuant to the terms of the March 2023 FirstFire Note, the Company agreed to pay to FirstFire $16,500 and to pay interest on the principal balance at the rate of 12% per annum. The March 2023 FirstFire Note carries an original issue discount of $1,500. Accordingly, FirstFire paid the purchase price of $15,000 in exchange for the March 2023 FirstFire Note. The Company intends to use the proceeds for working capital. FirstFire may convert the March 2023 FirstFire Note into the Company’s common stock (subject to the beneficial ownership limitations of 4.99% in the March 2023 FirstFire Note; provided however, that the limitation on conversion may be waived (up to 9.99%) by FirstFire upon, at the election of FirstFire, not less than 61 days’ prior notice to the Company) at any time at a conversion price equal to $0.0175 per share, as the same may be adjusted as provided in the March 2023 FirstFire Note.

The Company may prepay the March 2023 FirstFire Note in accordance with the terms of the March 2023 FirstFire Note, with the understanding that $660 of interest under the March 2023 FirstFire Note is guaranteed and earned in full as of March 8, 2023. The March 2023 FirstFire Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the March 2023 FirstFire SPA or the March 2023 FirstFire Note.

Upon the occurrence of any Event of Default (as defined in the March 2023 FirstFire Note), which has not been cured within the time prescribed in the respective March 2023 FirstFire Note, the March FirstFire 2023 Note shall become immediately due and payable and the Company shall pay to the holder thereof, in full satisfaction of its obligations thereunder, an amount equal to the principal amount then outstanding plus accrued interest multiplied by 125%.

The March 2023 FirstFire SPA contains certain scrivener’s errors referencing a warrant although the parties to the March 2023 FirstFire SPA did not contemplate the issuance of a warrant in this transaction. The Company is in the process of preparing an amendment to the March 2023 FirstFire SPA to remove the inadvertent references to a warrant.

The description of the March 2023 Ionic SPA, the March 2023 Ionic Note, the March 2023 FirstFire SPA, and the March 2023 FirstFire Note does not purport to be complete and is qualified in its entirety by reference to the March 2023 Ionic SPA, the March 2023 Ionic Note, the March 2023 FirstFire SPA, and the March 2023 FirstFire Note, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the March 2023 Ionic Note and the March 2023 FirstFire Note and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of March 8, 2023, by and between the registrant and Ionic Ventures, LLC.
10.2	Convertible Promissory Note, dated as of March 8, 2023, issued by the registrant in favor of Ionic Ventures, LLC.
10.3	Securities Purchase Agreement, dated as of March 8, 2023, by and between the registrant and FirstFire Global Opportunities Fund, LLC.
10.4	Convertible Promissory Note, dated as of March 8, 2023, issued by the registrant in favor of FirstFire Global Opportunities Fund, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: April 19, 2023	By:	/s/ Roman Franklin
Roman Franklin
Chief Executive Officer